GERALD STEVENS, INC. and SUBSIDIARIES                             EXHIBIT 99.1
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                             ---------------                   ---------------------
FOR THE PERIOD BEGINNING                         6/1/01         AND ENDING             6/30/01
                                             ---------------                   ---------------------

                                                                                                 CURRENT MONTH
                                                                                                 -------------
                                                                               CORPORATE             CANADA              ROYERS
                                                                               ---------             ------              ------

       1        CASH AT BEGINNING OF PERIOD                                    (15,307.86)         333,771.10        1,567,765.67
       2        RECEIPTS
                      A        Cash Sales                                    6,655,570.48          110,181.36          455,029.50
                               Less Cash Refunds                                        -                   -              (38.47)
                                                                           ---------------------------------------------------------
                               Net Cash Sales                                6,655,570.48          110,181.36          454,991.03
                      B        Collections of Postpetition AR (Incl CC)      5,584,852.87                   -        1,133,959.75
                      C        Collections of Prepetition AR                            -                   -          151,123.42
                      D        Other Receipts                                  568,977.66                   -          386,577.71
                               Intercompany cash transfers, Net               (209,329.07)                  -       (1,713,639.88)
                                                                           ---------------------------------------------------------
       3        TOTAL RECEIPTS                                              12,600,071.94          110,181.36          413,012.03
                                                                           ---------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                         12,584,764.08          443,952.46        1,980,777.70

       5        DISBURSEMENTS
                      A        US Trustee Quarterly Fees                                -                   -                   -
                      B        Net Payroll                                   3,259,593.61           39,212.25          625,273.40
                      C        Payroll Taxes Paid                            1,294,187.37            2,649.36          204,386.33
                      D        Sales and Use Taxes Paid                      1,020,323.29                   -          157,271.60
                      E        Other Taxes Paid                                 79,907.86                   -            3,328.49
                      F        Rent                                            918,457.69           29,930.76          106,314.81
                      G        Other Lease Payments                             28,736.24              460.80                   -
                      H        Telephone                                       322,588.19            1,348.65           18,106.03
                      I        Utilities                                       239,432.10            4,707.05           25,482.22
                      J        Travel and Entertainment                         40,323.83                   -            1,437.40
                      K        Vehicle Expense                                 469,624.33            4,007.15           38,651.64
                      L        Office Supplies                                  51,624.73              677.36           14,014.91
                      M        Advertising                                   1,397,188.57            2,794.21           25,684.53
                      N        Insurance (Attachment 7)                        929,111.89            3,190.52                   -
                      O        Purchases of Fixed Assets                                -                   -            3,615.00
                      P        Purchases of Inventory                        2,253,188.39          155,553.41          295,173.92
                      Q        Manufacturing Supplies                           28,241.34                   -                   -
                      R        Repairs and Maintenance                          79,960.70              820.79           11,316.72
                      S        Other Operating Expenses (Attach List)        1,746,735.99          198,600.15            5,401.53
                                                                           ---------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                    14,159,226.12          443,952.46        1,535,458.53
                                                                           ---------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                 (1,574,462.04)                  -          445,319.17
                                                                           =========================================================

[restubbed table]

                                                                                               CURRENT MONTH
                                                                                               -------------
                                                                               NAT. FLORA            AGA                TOTAL
                                                                               ----------            ---                -----

       1        CASH AT BEGINNING OF PERIOD                                     24,644.81       (1,274,365.90)          636,507.82
       2        RECEIPTS                                                                                                         -
                      A        Cash Sales                                       70,931.15                   -         7,291,712.49
                               Less Cash Refunds                                (4,711.15)                  -            (4,749.62)
                                                                           --------------------------------------------------------
                               Net Cash Sales                                   66,220.00                   -         7,286,962.87
                      B        Collections of Postpetition AR (Incl CC)         27,075.48          247,431.16         6,993,319.26
                      C        Collections of Prepetition AR                     4,611.32                   -           155,734.74
                      D        Other Receipts                                           -                   -           955,555.37
                               Intercompany cash transfers, Net                (38,943.58)       1,961,912.53                    -
                                                                           --------------------------------------------------------
       3        TOTAL RECEIPTS                                                  58,963.22        2,209,343.69        15,391,572.24
                                                                           --------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                             83,608.03          934,977.79        16,028,080.06

       5        DISBURSEMENTS
                      A        US Trustee Quarterly Fees                                -                   -                    -
                      B        Net Payroll                                       1,507.87                   -         3,925,587.13
                      C        Payroll Taxes Paid                                                           -         1,501,223.06
                      D        Sales and Use Taxes Paid                                                     -         1,177,594.89
                      E        Other Taxes Paid                                                             -            83,236.35
                      F        Rent                                                                 17,997.41         1,072,700.67
                      G        Other Lease Payments                             11,542.42            5,725.21            46,464.67
                      H        Telephone                                         7,731.13            6,126.47           355,900.47
                      I        Utilities                                         2,699.32            7,702.45           280,023.14
                      J        Travel and Entertainment                          3,916.67              642.36            46,320.26
                      K        Vehicle Expense                                                       1,371.42           513,654.54
                      L        Office Supplies                                   3,026.21            2,432.19            71,775.40
                      M        Advertising                                      28,665.43                   -         1,454,332.74
                      N        Insurance (Attachment 7)                                                     -           932,302.41
                      O        Purchases of Fixed Assets                                                    -             3,615.00
                      P        Purchases of Inventory                            1,326.66          845,216.47         3,550,458.85
                      Q        Manufacturing Supplies                                                  708.23            28,949.57
                      R        Repairs and Maintenance                           1,372.20            2,973.34            96,443.75
                      S        Other Operating Expenses (Attach List)           10,250.34            4,150.69         1,965,138.70
                                                                           --------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                        72,038.25          895,046.24        17,105,721.60
                                                                           --------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                     11,569.78           39,931.55        (1,077,641.54)
                                                                           ========================================================




Note: Final Report for Canadian Operations - Divested via Management Agreement on June 21, 2001 - Sale Closure Pending Ending cash Balance in Canada transferred to new Management Group commensurate with execution of Management Services Agreement

GERALD STEVENS, INC. and SUBSIDIARIES
CASE NUMBERS 01-13984 BKC-RAM through 01-14039-BKC-RAM
MONTHLY FINANCIAL REPORT

                                              ---------------                 ---------------------
FOR THE PERIOD BEGINNING                         4/23/01        AND ENDING          6/30/01
                                              ---------------                 ---------------------

                                                                                             CUMULATIVE FROM FILING DATE
                                                                                             ---------------------------
                                                                                  CORPORATE            CANADA            ROYERS
                                                                                  ---------            ------            ------

       1        CASH AT BEGINNING OF PERIOD                                       1,799,448.84       315,845.12          172,083.10
       2        RECEIPTS
                      A        Cash Sales                                        11,091,747.50       143,220.26        2,427,569.49
                               Less Cash Refunds                                    (24,224.31)               -          (21,159.43)
                                                                            --------------------------------------------------------
                               Net Cash Sales                                    11,067,523.19       143,220.26        2,406,410.06
                      B        Collections of Postpetition AR (Incl CC)          18,764,860.64       184,588.02        1,921,589.67
                      C        Collections of Prepetition AR                      4,126,687.00                -        1,300,285.41
                      D        Other Receipts                                     2,625,010.66                -          386,577.71
                               Intercompany cash transfers, Net                    (209,329.07)               -       (1,713,639.88)
                                                                            --------------------------------------------------------
       3        TOTAL RECEIPTS                                                   36,374,752.42       327,808.28        4,301,222.97
                                                                            --------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                              38,174,201.26       643,653.40        4,473,306.07

       5        DISBURSEMENTS
                      A        US Trustee Quarterly Fees                                     -                -                   -
                      B        Net Payroll                                        9,383,304.15       109,993.16        1,842,246.76
                      C        Payroll Taxes Paid                                 3,638,131.11         2,649.36          493,680.47
                      D        Sales and Use Taxes Paid                           2,117,904.90        31,356.89          157,271.60
                      E        Other Taxes Paid                                     139,097.90                -            4,802.26
                      F        Rent                                               3,275,470.89        42,188.25          211,667.14
                      G        Other Lease Payments                                  57,087.18           460.80                   -
                      H        Telephone                                            510,043.42         4,592.65           38,764.75
                      I        Utilities                                            365,997.44         7,702.09           42,800.61
                      J        Travel and Entertainment                             170,446.49                -            2,991.77
                      K        Vehicle Expense                                    1,004,620.59         6,451.61          132,507.97
                      L        Office Supplies                                      119,160.34         2,398.09           63,771.91
                      M        Advertising                                        2,542,014.04         6,489.35           80,352.15
                      N        Insurance (Attachment 7)                           3,151,789.36         8,214.96                   -
                      O        Purchases of Fixed Assets                              3,879.45                -            3,615.00
                      P        Purchases of Inventory                             6,636,792.52       206,969.35          883,564.60
                      Q        Manufacturing Supplies                                71,433.72                -                   -
                      R        Repairs and Maintenance                              157,904.99         2,922.56           36,698.24
                      S        Other Operating Expenses (Attach List)             6,403,584.81       211,264.28           33,251.67
                                                                            --------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                         39,748,663.30       643,653.40        4,027,986.90
                                                                            --------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                      (1,574,462.04)               -          445,319.17
                                                                            ========================================================

[restubbed table]

                                                                                            CUMULATIVE FROM FILING DATE
                                                                                            ---------------------------
                                                                                NAT. FLORA            AGA                TOTAL
                                                                                ----------            ---                -----

       1        CASH AT BEGINNING OF PERIOD                                      93,826.08           19,166.46         2,400,369.60
       2        RECEIPTS                                                                                                          -
                      A        Cash Sales                                       136,956.52                   -        13,799,493.77
                               Less Cash Refunds                                 (4,711.15)                  -           (50,094.89)
                                                                            --------------------------------------------------------
                               Net Cash Sales                                   132,245.37                   -        13,749,398.88
                      B        Collections of Postpetition AR (Incl CC)          60,919.49          675,478.84        21,607,436.66
                      C        Collections of Prepetition AR                      4,611.32                   -         5,431,583.73
                      D        Other Receipts                                            -                   -         3,011,588.37
                               Intercompany cash transfers, Net                 (38,943.58)       1,961,912.53                    -
                                                                            --------------------------------------------------------
       3        TOTAL RECEIPTS                                                  158,832.60        2,637,391.37        43,800,007.64
                                                                            --------------------------------------------------------
       4        TOTAL CASH AVAILABLE FOR OPERATIONS                             252,658.68        2,656,557.83        46,200,377.24

       5        DISBURSEMENTS
                      A        US Trustee Quarterly Fees                                 -                   -                    -
                      B        Net Payroll                                        1,507.87                   -        11,337,051.94
                      C        Payroll Taxes Paid                                        -                   -         4,134,460.94
                      D        Sales and Use Taxes Paid                                  -                   -         2,306,533.39
                      E        Other Taxes Paid                                          -                   -           143,900.16
                      F        Rent                                              24,133.34           35,994.82         3,589,454.44
                      G        Other Lease Payments                              14,862.56            7,042.31            79,452.85
                      H        Telephone                                         16,885.98            7,031.36           577,318.16
                      I        Utilities                                          3,298.62           11,269.43           431,068.19
                      J        Travel and Entertainment                          23,303.38            3,009.62           199,751.26
                      K        Vehicle Expense                                       14.18           16,182.90         1,159,777.25
                      L        Office Supplies                                   10,562.77            5,845.81           201,738.92
                      M        Advertising                                       60,368.16                   -         2,689,223.70
                      N        Insurance (Attachment 7)                                  -                   -         3,160,004.32
                      O        Purchases of Fixed Assets                          3,746.00            1,781.75            13,022.20
                      P        Purchases of Inventory                             1,326.66        2,513,893.90        10,242,547.03
                      Q        Manufacturing Supplies                                    -              708.23            72,141.95
                      R        Repairs and Maintenance                            3,826.69            2,973.34           204,325.82
                      S        Other Operating Expenses (Attach List)            77,252.69           10,892.81         6,736,246.26
                                                                            --------------------------------------------------------
       6        TOTAL CASH DISBURSEMENTS                                        241,088.90        2,616,626.28        47,278,018.78
                                                                            --------------------------------------------------------
       7        CASH AT END OF PERIOD (Item 4 Minus Item 6)                      11,569.78           39,931.55        (1,077,641.54)
                                                                            ========================================================
